Exhibit 10.6

Execution Version

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “First Amendment”) dated as of March 30, 2018 to the ABL Credit Agreement dated as of August 4, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Hayward Industries, Inc., a New Jersey corporation (the “Lead Borrower”), Hayward Intermediate, Inc. a Delaware corporation (“Holdings”), Hayward Pool Products Canada, Inc. / Produits De Piscines Hayward Canada, Inc., a Canadian federal corporation (the “Canadian Borrower” and, together with the Lead Borrower, each a “Borrower” and, collectively, the “Borrowers”), the Lenders from time to time party thereto, including Bank of America, N.A. (“Bank of America”), and Bank of America, in its capacities as administrative agent and collateral agent (in such capacities, the “Agent”), the Swingline Lender and the Issuing Bank.

WHEREAS, the Borrowers have requested that the Credit Agreement be amended on the terms set forth herein, and each Lender party hereto consents to this First Amendment; and

WHEREAS, this First Amendment includes amendments to the Credit Agreement that are subject to the approval of the Required Lenders, and that, in each case, will become effective on the First Amendment Effective Date (as defined below) on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Article I
DEFINITIONS

Section 1.01 Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended by this First Amendment.

Article II
AMENDMENTS TO THE CREDIT AGREEMENT

Section 2.01 Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the First Amendment Effective Date, Section 5.01(h) of the Credit Agreement shall be amended by replacing the term “45 days” with the term “90 days” in the first sentence thereof.

Article III
REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations and Warranties. To induce the other parties hereto to enter into this First Amendment, each of (i) in the case of Holdings, solely with respect to clauses (a), (b) and (c) below, and (ii) the Lead Borrower and the Canadian Borrower represents and warrants, on and as of the First Amendment Effective Date, that the following statements are true and correct in all material respects on and as of the First Amendment Effective Date:

(a)               The execution, delivery and performance of this First Amendment is within each applicable Loan Party’s corporate or other organizational power and has been duly authorized by all necessary corporate or other organizational action of such Loan Party, and do not and will not violate the terms of such Loan Party’s Organization Documents;

(b)               This First Amendment has been duly executed and delivered by each Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to the Legal Reservations;

(c)               Immediately after giving effect to this First Amendment, the representations and warranties of Holdings and each Borrower contained in Article 3 of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the First Amendment Effective Date; provided that to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(d)               As of the First Amendment Effective Date, (i) other than the Specified Default (as defined below), no Default or Event of Default exists immediately before giving effect to this First Amendment and (ii) no Default or Event of Default exists immediately after giving effect to this First Amendment.

Article IV
CONDITIONS TO EFFECTIVENESS

Section 4.01 Section 4.01 First Amendment Effective Date. This First Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a)               Execution and Delivery of this First Amendment. The Agent shall have received counterparts hereof signed by the Required Lenders and each Loan Party (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, e-mail or other written confirmation from such party of execution of a counterpart hereof by such party).

(b)               Payment of Fees. The Agent shall have received payment of all fees and expenses required to be paid by the Lead Borrower pursuant to the Credit Agreement and this Amendment for which an invoice has been provided to the Lead Borrower.

Section 4.02 Effects of this First Amendment.

(a)               Except as expressly set forth herein, this First Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the existing Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the existing Credit Agreement or any other provision of the existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)               From and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This First Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c)               The execution and delivery of this First Amendment by the Required Lenders shall act as a waiver by the Required Lenders of the Lead Borrower’s non-compliance with Section 5.01(h) of the Credit Agreement with respect to the delivery of the financial documentation required to be delivered thereunder no later than 45 days after the beginning of each Fiscal Year of the Lead Borrower (the “Specified Default”) so long as, no later than April 1, 2018, the Agent is in receipt of the financial documentation for the Fiscal Year of the Lead Borrower ending December 31, 2017 required to be delivered under Section 5.01(h) of the Credit Agreement (as amended by this First Amendment).

Article V
REAFFIRMATION

Section 5.01 Reaffirmation. Notwithstanding the effectiveness of this First Amendment and the transactions contemplated hereby, (i) each Loan Party acknowledges and agrees that each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (ii) each Loan Party hereby confirms and ratifies its continuing unconditional obligations as a guarantor under the Loan Guaranties and the Security Agreements.

Article VI
MISCELLANEOUS

Section 6.01 Governing Law. THIS FIRST AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6.02 Costs and Expenses. The Borrower agrees to reimburse the Agent for its actual and reasonable costs and expenses in connection with this First Amendment to the extent required pursuant to Section 9.03(a) of the Credit Agreement.

Section 6.03 Counterparts; Effectiveness. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment.

Section 6.04 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the date first above written.

HOLDINGS

HAYWARD INTERMEDIATE, INC.

By:	/s/ Andrew Diamond
Name:	Andrew Diamond
Title:	Senior Vice President, Finance and Chief Financial Officer

LEAD BORROWER

HAYWARD INDUSTRIES, INC.

By:	/s/ Andrew Diamond
Name:	Andrew Diamond
Title:	Senior Vice President and Chief Financial Officer

CANADIAN BORROWER

HAYWARD POOL PRODUCTS CANADA, INC. / PRODUITS DE PISCINES HAYWARD CANADA, INC.

By:	/s/ Andrew Diamond
Name:	Andrew Diamond
Title:	Vice President

SUBSIDIARY GUARANTORS

GOLDLINE PROPERTIES LLC

By:	/s/ Andrew Diamond
Name:	Andrew Diamond
Title:	Vice President

HAYWARD INUSTRIAL PRODUCTS, INC.

By:	/s/ Andrew Diamond
Name:	Andrew Diamond
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Hayward ABL First amendment]

HAYWARD WRIGHT-AUSTIN INC.

By:	/s/ Andrew Diamond
Name:	Andrew Diamond
Title:	Vice President and Chief Financial Officer

WEBSTER PUMPS, INC.

By:	/s/ Andrew Diamond
Name:	Andrew Diamond
Title:	Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as Agent

By:	/s/ Christy Bowen
Name:	Christy Bowen
Title:	Vice President

BANK OF AMERICA, N.A., as Lender, Swingline Lender and Issuing Bank

By:	/s/ Christy Bowen
Name:	Christy Bowen
Title:	Vice President

BANK OF AMERICA, N.A. (ACTING THROUGH ITS CANADA BRANCH), AS LENDER

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

[If second signature is required]

By:
Name:
Title:

[Signature Page to Hayward ABL First amendment]

WELLS FARGO BANK, N.A. as a Lender

By:	/s/ Lynn Fiore
Name:	Lynn Fiore
Title:	Vice President

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA as a Lender

By:	/s/ David G. Philips
Name:	David G. Phillips
Title:	Senior Vice President Credit Officer, Canada Wells Fargo Capital Finance Corporation Canada

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Manish Desai
Name:	Manish Desai
Title:	Vice President

Nomura Corporate Funding Americas, LLC., as a Lender

By:	/s/ G. Andrew Keith
Name:	G. Andrew Keith
Title:	Executive Director

[If second signature is required]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Donna DiForio
Name:	Donna DiForio
Title:	Authorized Officer

[Signature Page to Hayward ABL First amendment]